UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        June 25, 2008

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Split Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2008, iCAD, Inc. (the “Company”), entered into an employment agreement, as of June 1, 2008, with each of Kenneth M. Ferry, the Company’s Chief Executive Officer and President, Darlene Deptula-Hicks, the Company’s Executive Vice President of Finance and Chief Financial Officer, Jeffrey Barnes, the Company’s Senior Vice President of Sales, Stacey Stevens, the Company’s Senior Vice President of Marketing and Strategy, and Jonathan Go, the Company’s Senior Vice President of Research and Development. Each employment agreement replaces and supersedes the previous employment agreement entered into between the Company and the executive.

Mr. Ferry’s employment agreement provides for his employment as the Company’s Chief Executive Officer and President for an initial term through December 31, 2012, subject to automatic one-year renewals after the expiration of the initial term under certain conditions, at an annual base salary of $355,000. The agreement also provides for his eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 55% of his base salary if the Company achieves goals and objectives determined by the Board. Mr. Ferry will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to him by the Board.

Mr. Ferry is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance. The employment agreement provides that if his employment is terminated without “cause” or if he terminates his employment for “good reason,” Mr. Ferry will receive an amount equal to his base salary then in effect for one (1) year plus the pro rata portion of any incentive bonus earned in any employment year through the date of his termination. In the event that within six months of a “change in control”, either (i) Mr. Ferry is terminated by the Company without “cause” or (ii) he terminates his agreement for “good reason,” as all such terms are defined in the employment agreement, he will be entitled to receive his base salary then in effect for two (2) years from the date of termination plus any incentive bonus which otherwise would have been payable to him for any employment year in which the date of his termination occurred.

Pursuant to his agreement, Mr. Ferry was also granted a restricted stock award of 100,000 shares of the Company's common stock, par value $0.01 per share (the “Common Stock”). The restricted stock award vests as to (i) 33,334 shares on May 31, 2009, (ii) an additional 33,333 shares on May 31, 2010 and (iii) an additional 33,333 shares on May 31, 2011. The unvested portion of the award will automatically vest if Mr. Ferry’s employment is terminated without cause or for good reason within six (6) months of a change in control.

Ms. Deptula-Hicks’ employment agreement provides for her employment as the Company’s Executive Vice President of Finance and Chief Financial Officer for an initial term through December 31, 2011, subject to automatic one-year renewals after the expiration of the initial term under certain conditions, at an annual base salary of $235,000. The agreement also provides for her eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 40% of her base salary if the Company achieves goals and objectives established by the Board. Ms. Deptula-Hicks will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to her by the Board.

Ms. Deptula-Hicks is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance. The employment agreement provides that if her employment is terminated without “cause” or if she terminates her employment for “good reason,” Ms. Deptula-Hicks will receive an amount equal to her base salary then in effect for one (1) year plus the pro rata portion of any incentive bonus earned in any employment year through the date of her termination. In the event that within six months of a “change in control”, either (i) Ms. Deptula-Hicks is terminated by the Company without “cause” or (ii) she terminates her agreement for “good reason,” as all such terms are defined in the employment agreement, she will be entitled to receive her base salary then in effect for her for one (1) year from the date of termination plus any incentive bonus which otherwise would have been payable to her for any employment year in which the date of her termination occurred.

Pursuant to her agreement, Ms. Deptula-Hicks was also granted a restricted stock award of 37,500 shares of Common Stock. The restricted stock award vests as to 12,500 shares on each of May 31, 2009, 2010 and 2011. The unvested portion of the award will automatically vest if Ms. Deptula-Hicks’ employment is terminated without cause or for good reason within six (6) months of a change in control.

Mr. Barnes employment agreement provides for his employment as the Company’s Senior Vice President of Sales for an initial term through December 31, 2011, subject to automatic one year renewals at the end of the initial term, subject to certain conditions, at an annual base salary of $215,000. The agreement also provides for his eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 40% of his base salary if the Company achieves goals and objectives established by the Board. Mr. Barnes will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to him by the Board.

Mr. Barnes is also entitled to customary benefits, including participation in employee benefit plans and reasonable travel and entertainment expenses as well as a monthly automobile allowance. The employment agreement provides that if his employment is terminated without cause, Mr. Barnes will receive an amount equal to his base salary then in effect for one (1) year from the date of termination plus the pro rata portion of any incentive bonus earned in any employment year through the date of his termination. In the event that within three months of a “change in control” Mr. Barnes is terminated by the Company without “cause” as such terms are defined in the employment agreement, he will be entitled to receive his base salary then in effect for one (1) year from the date of termination plus any incentive bonus which otherwise would have been payable to him for any employment year in which the date of his termination occurred.

Pursuant to his agreement, Mr. Barnes was also granted a restricted stock award of 37,500 shares of Common Stock. The restricted stock award vests as to 12,500 shares of Common Stock on each of May 31, 2009, 2010 and 2011. The unvested portion of the award will automatically vest if Mr. Barnes’ employment is terminated without cause within six (6) months of a change in control.

Ms. Steven’s employment agreement with provides for her employment as the Company’s Vice President of Marketing and Strategy for an initial term through December 31, 2011, subject to automatic one year renewals at the end of the initial term, subject to certain conditions, at an annual base salary of $200,000. The agreement also provides for her eligibility to receive during each employment year during the term of the agreement a target annual incentive bonus of 40% of her base salary if the Company achieves goals and objectives established by the Board. Ms. Stevens will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to her by the Board.

Ms. Stevens is also entitled to customary benefits, including participation in employee benefit plans and reasonable travel and entertainment expenses as well as a monthly automobile allowance. The employment agreement provides that if her employment is terminated without cause, Ms. Stevens will receive an amount equal to her base salary then in effect for one (1) year from the date of termination plus the pro rata portion of any incentive bonus earned in any employment year through the date of her termination. In the event that within three months of a “change in control” Ms. Stevens is terminated by the Company without “cause” as such terms are defined in the employment agreement, she will be entitled to receive her base salary then in effect for one (1) year from the date of termination plus any incentive bonus which otherwise would have been payable to her for any employment year in which the date of her termination occurred.

Pursuant to her agreement, Ms. Stevens was also granted a restricted stock award of 35,000 shares of the Common Stock. The restricted stock award vests as to (i) 11,667 shares on May 31, 2009, (ii) an additional 11,667 shares on May 31, 2010 and (ii) an additional 11,666 shares on May 31, 2011. The unvested portion of the award will automatically vest if Ms. Stevens’ employment is terminated without cause within three (3) months of a change in control.

Mr. Go’s employment agreement provides for his employment as the Company’s Senior Vice President of Research and Development for an initial term through December 31, 2011, subject to automatic one year renewals at the end of the initial term, subject to certain conditions, at an annual base salary of $205,000. The agreement also provides for his eligibility to receive during each employment year during the term of the agreement a target annual incentive bonus of 40% of his base salary for such employment year if the Company achieves goals and objectives established by the Board. Mr. Go will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to him by the Board.

Mr. Go is also entitled to customary benefits, including participation in employee benefit plans and reasonable travel and entertainment expenses as well as a monthly automobile allowance. The employment agreement provides that if his employment is terminated without “cause,” or if he terminates his employment for “good reason”, Mr. Go will receive an amount equal to his base salary then in effect for one (1) year from the date of termination plus the pro rata portion of any incentive bonus earned in any employment year through the date of his termination. In the event that within six months of a “change in control”, either (i) Mr. Go is terminated by the Company without “cause” or (ii) he terminates his agreement for “good reason,” as all such terms are defined in the employment agreement, he will be entitled to receive his base salary then in effect for him for one (1) year from the date of termination plus any incentive bonus which otherwise would have been payable to him for any employment year in which the date of his termination occurred.

Pursuant to his agreement, Mr. Go was also granted a restricted stock award of 30,000 shares of the Common Stock. The restricted stock award vests as to 10,000 shares on each of May 31, 2009, 2010 and 2011. The unvested portion of the award will automatically vest if Mr. Go’s employment is terminated without cause or for good reason within six (6) months of a change in control.

In addition to the foregoing, on June 25, 2008, the following additional compensation was awarded to the Company’s executives officers in the form of an annual grant of awards of restricted shares of the Company’s common stock (the “Annual Awards”): Kenneth Ferry - 100,000 shares; Darlene Deptula -Hicks - 37,500 shares; Jeffrey Barnes - 37,500 shares; Stacey Stevens - 35,000 shares; and Jonathan Go - 30,000 shares. The Annual Awards will vest at the same rate as the restricted stock awards contained in the executive officer’s respective employment agreement described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC.
(Registrant)

By:	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks
Executive Vice President of Finance and Chief Financial Officer

Date: June 30, 2008